Loans to Third Parties, Net	6 Months Ended
Mar. 31, 2025
Loans to Third Parties, Net [Abstract]
LOANS TO THIRD PARTIES, NET
5.	LOANS TO THIRD PARTIES, NET

	As of March 31, 2025	As of September 30, 2024
	(Unaudited)
Loans to third parties(1)	$5,087,837	$1,232,268
Provision of credit losses	(201,271)	(289,638)
Loans to third parties, net	$4,886,566	$942,630

(1)	The balance mainly represented interest-bearing loans to Hangzhou Bota Commercial Co. Ltd. (“Hangzhou Bota”), Elefun Group Co., Ltd. (“Elefun Group”) and Hong Kong Mylar Industrial Ltd. (“Mylar Industrial”).

On July 26, 2024, the Group entered into an agreement with Hangzhou Bota, to extend a loan of RMB6,000,000 (approximately $826,822) with an annualized interest rate of 3.92%, with a maturity date on July 19, 2025. The loan was repaid in full as of the date of issuance of this report.

On September 28, 2024, the Group entered into an agreement with Elefun Group, to provide a borrowing facility of $5,000,000, available during the period from October 1, 2024 to September 30, 2025, with an annualized interest rate of 5.00%. Elefun Group drew down $2,500,000 and $1,700,000 on October 7, 2024 and October 14, 2024, respectively. Repayments of $150,000 and $640,000 were made on February 25, 2025 and March 31, 2025, respectively. The remaining outstanding balance was subsequently repaid in full as of the date of issuance of this report.

On October 6, 2024, the Group entered into an agreement with Mylar Industrial, to provide a borrowing facility of $500,000, available during the period from October 6, 2024 to October 6, 2025, with an annualized interest rate of 6.00%. Mylar Industrial drew down $500,000 on October 7, 2024, which was subsequently repaid in full as of the date of issuance of this report.

The remaining loans to several third parties for their daily operations are due within one year or on demand.